The Hartford MidCap Fund Investment Strategy - The Hartford MidCap Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGY.
Strategy Narrative [Text Block]	The Fund seeks its investment objective by investing primarily in stocks selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”), on the basis of potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies. Wellington Management seeks to invest in quality companies with sustainable growth potential. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The Fund’s portfolio seeks to be diversified across the sectors included in the Russell Midcap Growth Index. The amount the Fund invests in any one sector may vary and the Fund is not required to invest in all sectors. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2025, this range was approximately $502.96 million to $100.79 billion. The market capitalization range of these indices changes over time.